SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) July 3, 2006

THE BEARD COMPANY

(Exact name of registrant as specified in its charter)

Oklahoma	001-12396	73-0970298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Enterprise Plaza 5600 N. May Avenue Suite 320 Oklahoma City, Oklahoma	73112
(Address of principal executive offices)	(Zip Code)

(405) 842-2333
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 2.04  Triggering Events That Increase a Direct Financial Obligation.

On February 8, 2006, effective as of February 7, 2006, we entered into an agreement (the “Agreement”) with PinnOak Resources, LLC (“PinnOak”) related to the funding of the construction and operation of a pond fines recovery facility (the “Project”). The Agreement was made in the ordinary course of business by two wholly-owned subsidiaries of the registrant, Beard Technologies, Inc. (“BTI”) and Beard Pinnacle, LLC (“BPLLC”), and PinnOak. In connection with the Project, PinnOak agreed to provide BPLLC with funding to finance the Project while BPLLC awaits funding of the Project from outside sources. In this regard, BPLLC executed a promissory note in favor of PinnOak to reflect the amount of funds advanced from PinnOak to BPLLC (the “Note”).

We disclosed in a Form 8-K filed on May 4, 2006, that the amount of the Note had been increased from $5,100,000 to $9,000,000 and that PinnOak had advanced an additional $940,000 to BPLLC, increasing its total advances against the Note to $6,850,000. We disclosed in a Form 8-K filed on May 24, 2006, that on May 23, 2006, PinnOak advanced an additional $835,000 to BPLLC, increasing its total advances against the Note to $7,685,000 and triggering the requirement for an additional report. On June 21, 2006 PinnOak advanced an additional $655,000 to BPLLC, increasing its total advances against the Note to $8,340,000. On July 3, 2006, PinnOak advanced an additional $660,000 to BPLLC, increasing its total advances against the Note to $9,000,000 and triggering the requirement for an additional report. An amended Exhibit A to the Note, attached hereto as Exhibit 99.1, was furnished to PinnOak to reflect the additional advance made on such date.

Item 8.01  Other Events

On June 14, 2006 we distributed 42,370 shares of common stock to our Chairman from our 2003-2 Deferred Stock Compensation Plan (the “Plan”). All shares under the Plan are subject to a current Registration Statement.

As a result of the issuance of these 42,370 shares, the Company’s outstanding shares have increased to a total of 5,591,580.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description

99.1	Exhibit A to Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BEARD COMPANY

July 5, 2006	/s/ Herb Mee, Jr.
Herb Mee, Jr., President

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Exhibit A to Note	Filed herewith electronically

Exhibit 99.1

Exhibit A

Schedule of Advances

Date	Amount of Advance
October 7, 2005	$ 400,000.00
November 4, 2005	700,000.00
January 24, 2006	250,000.00
February 2, 2006	625,000.00
February 8, 2006	750,000.00
February 22, 2006	865,000.00
March 8, 2006	1,015,000.00
March 22, 2006	766,834.56
March 23, 2006	123,165.44
April 12, 2006	415,000.00
May 4, 2006	940,000.00
May 23, 2006	835,000.00
June 21,2006	655,000.00
July 3, 2006	660,000.00
Total	$ 9,000,000.00

/s/ HMJ
(Exhibit A as amended effective July 3, 2006)	(Initials)